SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  [   ]

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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant toss.240.14a-12

Journal Communications, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PRELIMINARY COPY

[JRN LOGO]

JOURNAL COMMUNICATIONS, INC.

333 West State Street
Milwaukee, Wisconsin 53203

_________________

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD THURSDAY, APRIL 29, 2004

_________________

To our Shareholders:

        We would like to invite you to attend our 2004 annual meeting of shareholders on Thursday, April 29, 2004, at 9:00 a.m. central time at the Hyatt Regency Milwaukee, 333 West Kilbourn Avenue, Milwaukee, Wisconsin 53203. A map and directions to the Hyatt Regency Milwaukee are included with the accompanying proxy statement. As we describe in the accompanying proxy statement, we will be voting on the following matters:

        1.     the election of two Class I directors;

        2.     an amendment to our articles of incorporation to allow transfers of our class B common stock directly to certain charities;

        3.     an amendment to our articles of incorporation to provide that class B common stock held by certain charities will automatically convert into class A common stock upon expiration of the applicable public sale restriction period and that, with respect to transfers to such charities that occur after expiration of the applicable public sale restriction period, each share of class B common stock will automatically convert into one share of class A common stock immediately prior to such transfer.

        4.     any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

        We have enclosed a proxy card along with this proxy statement. Your vote is important, no matter how many shares you own. Even if you plan to attend the annual meeting, please complete, date and sign the proxy card and mail it as soon as you can in the envelope we have provided. Or, you may vote by calling the toll-free telephone number or using the Internet as described in the instructions provided on the enclosed proxy card. If you attend the annual meeting, then you may revoke your proxy and vote your shares in person if you would like.

        Thank you for your continued support. We look forward to seeing you at the annual meeting.

JOURNAL COMMUNICATIONS, INC.
Steven J. Smith
Chairman of the Board and
Chief Executive Officer

Milwaukee, Wisconsin
March 19, 2004

PRELIMINARY COPY

FREQUENTLY ASKED QUESTIONS

Q:  Why have I received this proxy statement?

       Our Board of Directors has sent you this proxy
       statement, starting on or about March 19, 2004, to
       ask for your vote as a shareholder of Journal
       Communications, Inc. on certain matters to be voted
       on at our upcoming annual shareholders' meeting.

Q:  What am I voting on?

       At our annual meeting, you will vote on the election
       of two Class I directors; an amendment to our
       articles of incorporation to allow transfers of a
       shareholder's class B common stock directly to
       certain charities; and an amendment to our articles
       of incorporation to provide that class B common stock
       held by certain charities will automatically convert
       into class A common stock upon expiration of the
       applicable public sale restriction period and that,
       with respect to transfers to such charities that
       occur after expiration of the applicable public sale
       restriction period, each share of class B common
       stock will automatically convert into one share of
       class A common stock immediately prior to such
       transfer. Our Board of Directors is not currently
       aware of any other matter which will be presented for
       your vote at the annual meeting.

Q:  Do I need to attend the annual meeting in order to
       vote? How do I vote?

       No. You may vote by mail using the enclosed proxy,
       via the telephone, via the Internet or in person at
       the annual meeting. To vote by mail, simply mark
       your proxy card, date and sign it, and return it in
       the postage-paid envelope provided. To vote by
       telephone or via the Internet, follow the
       instructions provided on the enclosed proxy card.
       Even if you complete and mail the enclosed proxy
       card, or vote by telephone or the Internet, you may
       nevertheless revoke your proxy at any time by sending
       us written notice, voting your shares in person at
the annual meeting or submitting a later-dated proxy.	Q: Who is entitled to vote?

       If you owned shares of our class A common stock,
       class B common stock (including class B-1 and/or
       class B-2 common stock) or class C common stock
       as of the close of business on March 2, 2004 (the
       "record date"), then you are entitled to vote.

       You will be entitled to one vote per share for
       each class A share you owned on the record date;
       ten votes per share for each class B share you
       owned on the record date; and two votes per share
       for each class C share you owned on the record
       date.

Q:  How many shares of Journal's stock are entitled
       to vote at the annual meeting?

       As of the record date, there were _____________
       class A shares outstanding and entitled to vote
       at the annual meeting; ______________ class B
       shares outstanding and entitled to vote at the
       annual meeting; and 3,264,000 class C shares
       outstanding and entitled to vote at the annual
       meeting.

Q:  What constitutes a quorum?

       A "quorum" refers to the number of shares that
       must be in attendance at a meeting to lawfully
       conduct business. A majority of the votes of the
       class A shares, class B shares and class C
       entitled to be cast, or shares representing at
       least ____________ votes, will represent a quorum
       for the purposes of electing directors, voting on
       the amendments to our articles of incorporation
       and conducting any other business that may
properly come before the annual meeting.

Q:  What happens if I sign and return my proxy card but
       do not mark my vote?

       The individuals named in the proxy card as proxies
       will vote your shares FOR the Board's nominees for
       director, FOR the amendments to our articles of
       incorporation and in their best judgment on other
       matters that may properly come before the annual
       meeting.

Q:  Who will count the votes?

       Georgeson Shareholder Communications, Inc. will count
       the votes at the annual meeting. Wachovia Bank,
       N.A., our transfer agent and registrar, will act as
inspector of elections.	Q: Who is Journal's largest shareholder?

       As of the record date, Matex Inc., a corporation
       controlled by members of the family of our former
       chairman Harry J. Grant, owned 2,992,000 class C
       shares (each with two votes per share) and
       4,631,000 class B shares (each with ten votes per
       share). Matex Inc.'s holdings represent in total
       approximately ___% of our voting power. You can
       read more about share ownership information
beginning on page 13.

THE PERMANENT CAPITAL TRANSACTION

        On May 9, 2003, the Wisconsin corporation then known as Journal Communications, Inc. and now known as The Journal Company (“Old Journal”), formed a wholly owned subsidiary then known as The Journal Company and now known as Journal Communications, Inc. (“New Journal”), for the purpose of facilitating the permanent capital transaction.

        On September 29, 2003, the shareholders of Old Journal (including the Journal Employees Stock Trust (“JESTA”), Matex Inc. and Abert Family Journal Stock Trust (the latter two of which we refer to as the “Grant family shareholders”)) effected a share exchange with New Journal pursuant to which JESTA and the Grant family shareholders exchanged each share of their Old Journal common stock for three shares of class B common stock (divided as equally as possible into class B-1 common stock and class B-2 common stock) and following which Old Journal became a wholly owned subsidiary of New Journal (we refer to this transaction as the “share exchange”). JESTA then terminated and distributed the class B common stock that it received in the share exchange to its former unitholders on a three-shares-for-one-unit basis, with such shares divided as equally as possible into class B-1 common stock and class B-2 common stock. There is no public trading market for the class B common stock, although shares can be offered for sale to eligible purchasers under our articles of incorporation.

        Immediately after the share exchange and immediately before the termination of JESTA, the Grant family shareholders exchanged approximately 41.5% of their class B shares they received in the share exchange for 3,264,000 shares of our class C common stock.

        After the completion of our share exchange and the termination of JESTA, we effected an initial public offering of 19,837,500 shares of our class A common stock, of which 19,441,500 shares were sold by us and 396,000 by Abert Family Journal Stock Trust.

        We refer to the series of transactions described above collectively as the “permanent capital transaction.”

        In this proxy statement, the terms “we,” “us,” “our” and similar terms refer to New Journal.

PROPOSAL ONE:  ELECTION OF DIRECTORS

Director Nominees

        Our Board of Directors (which we refer to as the “Board”) currently consists of nine directors, divided into three classes, designated as Class I, Class II and Class III, with the terms of one class of directors expiring each year. Our Board has approved and adopted an amendment to our bylaws that provides that the Board will consist of seven directors immediately upon the election of directors at the annual meeting. The Board will remain divided into three classes, designated as Class I, Class II and Class III, with the terms of one class of directors expiring each year.

        Mr. Smith was our sole director from our incorporation in May 2003 until August 18, 2003. Messrs. Drury, Forbes, Kiel, Peirce and Reszel, as well as Ms. Stanek and Ms. Gault, were elected to our Board on August 18, 2003 (which was prior to the share exchange) by our then sole shareholder, Old Journal. Mr. Davis was elected by the Board as a Class I director on December 2, 2003 to fill the vacancy created when the bylaws were amended to increase the size of the Board to nine directors. This year, the terms of our Class I directors expire at the annual meeting.

        Pursuant to an agreement we entered into with the Grant family shareholders that we describe under “Certain Transactions,” the Grant family shareholders have the right to propose one nominee to our Board to be included in our slate of nominees for director, beginning with the 2004 annual meeting. The Grant family shareholders have proposed Mr. Meissner for inclusion in the Board’s slate of nominees pursuant to the terms of that agreement. Mr. Meissner has been nominated for election at the annual meeting to serve as a Class I director.

        The Board has nominated Don H. Davis and David G. Meissner for election at the annual meeting as Class I directors to serve until the 2007 annual meeting of shareholders and until their successors are duly elected and qualified. Five of our other directors will continue to serve on the Board as Class II or Class III directors until their respective terms expire as indicated below. Ms. Gault and Messrs. Kiel and Reszel, currently Class I directors, will no longer serve on the Board following the 2004 annual meeting.

        The individuals named in the proxy card as proxies intend to vote all proxies received FOR the election of both of the Board’s nominees. If a nominee becomes unable to serve as a director before the annual meeting, then the proxies will vote for another person that the Board recommends in place of that nominee.

        Under Wisconsin law, shareholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, “plurality” means that the nominees receiving the largest number of votes will be elected as directors. Any shares which do not vote, whether by abstention, broker non-vote or otherwise, will not affect the election of directors.

        The following sets forth certain information, as of March 2, 2004, about both of the Board’s nominees for election as Class I directors at the annual meeting and each director whose term will continue after the annual meeting.

Nominees For Election at the Annual Meeting

Terms Expiring at the 2007 Annual Meeting of Shareholders

Don H. Davis, Jr.

        Don H. Davis, Jr., 64, has served as Chairman of Rockwell Automation, Inc., a provider of industrial automation power, control and information solutions, since June 2001. Mr. Davis served as Chairman and Chief Executive Officer of Rockwell Automation, Inc. from June 2001 to February 2004. Prior to that time, he served as Chairman and Chief Executive Officer of Rockwell International, Inc. Mr. Davis was appointed to the Board on December 2, 2003 to fill the vacancy created when the bylaws were amended to increase the size of the Board to nine directors. Mr. Davis also serves on the board of directors of Illinois Tool Works, Inc., Apogent Technologies Inc., and Ciena Corporation.

David G. Meissner

        David G. Meissner, 66, has served as Chairman of the Public Policy Forum, Inc., an independent, non-profit organization dedicated to providing information on community issues for government, businesses and citizens, since April 2002. Previously at the Public Policy Forum, Inc., Mr. Meissner served as the President from January 2000 to March 2002 and as the Executive Director from March 1995 to December 1999. Mr. Meissner was a director of Old Journal from June 7, 1988 to February 4, 2003. Mr. Meissner has been nominated by the Board pursuant to the agreement with the Grant Family shareholders that we describe under “Certain Transactions.”

        THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS CLASS I DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE “FOR” EACH NOMINEE. UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED PRIOR TO OR AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED “FOR” EACH NOMINEE.

Directors Continuing in Office

Terms Expiring at the 2006 Annual Meeting of Shareholders

David J. Drury

        David J. Drury, 55, has been the President, CEO and majority owner of Poblocki & Sons LLC since July 1999. Poblocki & Sons LLC is a privately held architectural exterior and interior sign company located in West Allis, Wisconsin. Mr. Drury is a certified public accountant, a former partner of Price Waterhouse and served as a business consultant from 1997 to 1999. Mr. Drury is a member of the Audit, Compensation, Nominating and Corporate Governance and Executive committees, and has been a director since August 18, 2003. Prior to the share exchange, Mr. Drury was a director of Old Journal since March 4, 2003. Mr. Drury is also a director and chairman of the Audit Committee of Plexus Corp.

Roger D. Peirce

        Roger D. Peirce, 66, has been a corporate consultant since his retirement as the Vice Chairman and Chief Executive Officer of Super Steel Products Corp. in January 1994. Between March 1995 and May 1996, Mr. Peirce was President and Chief Executive Officer of Valuation Research Corporation. Mr. Peirce is a member of the Audit, Compensation, Nominating and Corporate Governance and Executive committees, is the chair of the Compensation Committee, and has been a director since August 18, 2003. Prior to the share exchange, Mr. Peirce was a director of Old Journal since September 4, 1996. Mr. Peirce is also a director of Brady Corporation.

Terms Expiring at the 2005 Annual Meeting of Shareholders

Steven J. Smith

        Steven J. Smith, 53, is Chairman of the Board and Chief Executive Officer. Mr. Smith was elected Chief Executive Officer of Old Journal in March 1998 and Chairman in December 1998. Mr. Smith was President of Old Journal from September 1992 to December 1998. Mr. Smith is a member of the Executive Committee, and has been a director since May 9, 2003. Prior to the share exchange, Mr. Smith was a director of Old Journal since June 2, 1987. Mr. Smith is also a director of Badger Meter, Inc.

Mary Ellen Stanek

        Mary Ellen Stanek, 47, has served as President of Baird Funds, Inc., a registered investment company, since September 2000, and Managing Director and Chief Investment Officer of Baird Advisors, Robert W. Baird & Co. Incorporated, since March 2000. Previously, Ms. Stanek was President of Firstar Funds, Inc., also a registered investment company, from December 1998 to March 2000, and President and Chief Executive Officer (from November 1998 to February 2000) and President and Chief Operating Officer (from March 1994 to November 1998) of Firstar Investment Research & Management Company, LLC.  Ms. Stanek is a member of the Executive, Compensation and Human Resources committees, serves as chair of the Human Resources Committee and has been a director since August 18, 2003.  Prior to the share exchange, Ms. Stanek was a director of Old Journal since June 4, 2002. Ms. Stanek is also a director of Aurora Health Care System, Inc., and the West Bend Mutual Insurance Company.

James L. Forbes

        James L. Forbes, 71, is the non-employee Chairman of Badger Meter, Inc., Milwaukee. Mr. Forbes served as Chief Executive Officer of Badger Meter from 1987 to 2002. Mr. Forbes was President of Badger Meter from 1982 to 1999 and 2000 to 2001. Badger Meter is a marketer and manufacturer of flow management and control products. He is a member of the Executive, Compensation, Nominating and Corporate Governance and Audit committees, is the chair of the Audit Committee and the Nominating and Corporate Governance Committee. He was also elected in 2003 as the Lead Director of the Board. He has been a director since August 18, 2003. Prior to the share exchange, Mr. Forbes was a director of Old Journal since September 4, 1996. Mr. Forbes is also a director of Badger Meter, Inc.

Board Meetings and Committees

        We were formed prior to the share exchange as a wholly owned subsidiary of Old Journal for the purpose of effecting the share exchange and completing the permanent capital transaction. Our Board currently maintains five standing committees: Audit, Compensation, Executive, Human Resources and Nominating and Corporate Governance. Prior to the share exchange, the Board of Directors of Old Journal maintained four standing committees: Audit, Compensation/Management Review, Executive and Human Resources.

        In 2003, the Board met four times, the Board of Directors of Old Journal met 13 times, and the Boards of Directors of New Journal and Old Journal met in joint session 6 times. In addition, the Board effected corporate action by unanimous written consent once and the Board of Directors of Old Journal effected corporate action by unanimous written consent twice in 2003.

        Shareholders who wish to send communications to the Board or to a particular member of the Board may do so by delivering a written communication to Paul E. Kritzer, Vice President and Secretary, Journal Communications, Inc., P. O. Box 661, Milwaukee, WI 53201-0661, who will promptly forward such written communications to the indicated director or directors. Alternatively, shareholders may contact our outsourced hotline at (800) 297-8132 and request that concerns be delivered to our Lead Director, Audit Committee chairman, and/or to each of our directors.

        Board members are expected to attend all Board meetings and all annual and special meetings of shareholders. All members of the Board of Directors of Old Journal were present at Old Journal’s 2003 annual meeting of shareholders.

        The Board has adopted standards to assist it in making determinations regarding whether our directors are independent as that term is defined in the listing standards of the New York Stock Exchange. Those standards are included as Appendix A to this proxy statement. Based on these standards, the Board has determined that Messrs. Forbes, Peirce, Drury and Davis and Ms. Stanek are independent as that term is defined in the listing standards of the New York Stock Exchange and the director independence standards adopted by the Board. The Board will make a determination as to the independence of Mr. Meissner following the annual meeting.

        The following table sets forth the names of our directors who served on each of the standing committees of the Board in 2003, as well as how many times each committee met in 2003.

Board Member	Audit	Compensation	Nominating and Corporate Governance	Executive	Human Resources
Steven J. Smith (1)				X
Douglas G. Kiel (2)					X
Don H. Davis, Jr. (3)
David J. Drury (4)	X	X	X	X
James L. Forbes (5)	X	X	X	X
Cynthia L. Gault (6)					X
Roger D. Peirce (7)	X	X	X	X
David D. Reszel (8)					X
Mary Ellen Stanek (9)		X		X	X

Meetings Held in 2003	2 (10)	2 (11)	0 (12)	0 (13)	1 (14)

(1)     Mr. Smith served on the Executive Committee (chair) of the Board of Directors of Old Journal in 2003.

(2)     Mr. Kiel served on no committees of the Board of Directors of Old Journal in 2003.

(3)     Mr. Davis did not serve on the Board of Directors of Old Journal.

(4)     Mr. Drury served on the Audit, Compensation/Management Review and Executive Committees of the Board of Directors of Old Journal in 2003.

(5)     Mr. Forbes served on the Audit (chair), Compensation/Management Review and Executive Committees of the Board of Directors of Old Journal in 2003.

(6)     Ms. Gault served on the Executive Committee of the Board of Directors of Old Journal in 2003.

(7)     Mr. Peirce served on the Audit, Compensation/Management Review (chair) and Executive Committees of the Board of Directors of Old Journal in 2003.

(8)     Mr. Reszel served on no committees of the Board of Directors of Old Journal in 2003.

(9)     Ms. Stanek served on the Executive and Human Resources (chair) Committees of the Board of Directors of Old Journal in 2003.

(10)     The Audit Committee of the Board of Directors of Old Journal met eight times in 2003.

(11)     The Compensation/Management Review Committee of Old Journal met four times in 2003.

(12)     Old Journal did not have a nominating committee in 2003.

(13)     The Executive Committee of the Board of Directors of Old Journal met once in 2003.

(14)     The Human Resources Committee of the Board of Directors of Old Journal met once in 2003.

        During 2003, each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board and the Board of Directors of Old Journal and (b) the total number of meetings held by all committees of the Board and the Board of Directors of Old Journal on which such director served during the year. In addition, during 2003, each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which such director served during the year.

        Audit Committee. Our Board maintains a standing Audit Committee. The purposes of the Audit Committee include assisting the Board in fulfilling its oversight responsibilities with respect to (i) the integrity of our financial statements; (ii) our compliance with legal and regulatory requirements; (iii) our independent auditor’s qualifications and independence; and (iv) the performance of our internal audit function and independent auditors. The Audit Committee also provides an avenue for communication between internal audit, the independent auditors, financial management and the Board. The Audit Committee has the sole authority to retain and terminate our independent auditors, and is directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee also pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditors (subject to certain de minimus exceptions for non-audit services).

        In carrying out its responsibilities, the Audit Committee, among other things:

•	reviews and discusses with management and the independent auditors our interim financial statements and our annual audited financial statements, related footnotes and financial information, and recommends to the Board whether the audited financial statements should be included in our Annual Report on Form 10-K;

•	discusses with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	reviews disclosures made to the Audit Committee by our Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q;

•	reviews the performance and independence of our independent auditors; and

•	establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        The Audit Committee is currently comprised of three members, all of whom are independent as that term is defined in the listing standards of the New York Stock Exchange and applicable rules of the Securities and Exchange Commission, as well as the director independence standards adopted by the Board. The Board has adopted a written charter for the Audit Committee, a copy of which is included as Appendix B to this proxy statement and is also available on our website at www.jc.com. In addition, the Board has determined that each of the members of the Audit Committee qualifies as an “audit committee financial expert” as that term is defined by the rules and regulations of the Securities and Exchange Commission.

        Compensation Committee. Our Board maintains a standing Compensation Committee. The purposes of the Compensation Committee include discharging the Board’s responsibilities relating to compensation of our executive officers. In carrying out its responsibilities, the Compensation Committee, among other things:

•	determines and approves our compensation philosophy;

•	reviews and approves corporate goals and objectives relevant to the Chief Executive Officer’s compensation, and sets the salary, bonus, stock option grants (if any) and other benefits for, the Chief Executive Officer in light of the corporate goals and objectives;

•	determines and approves the compensation and benefits paid to the other executive officers and key employees;

•	determines the overall scope of participation in our incentive plans and which executive officers shall participate in the plans, as well as the overall scope and weighting of performance measures and target award levels under the plans; and

•	determines the aggregate incentive compensation awards for all participants in the plans as a group.

        The Compensation Committee is currently comprised of four members, all of whom are independent as that term is defined in the listing standards of the New York Stock Exchange and the director independence standards adopted by the Board. The Board has adopted a written charter for the Compensation Committee, a copy of which is available on our website at www.jc.com.

        Nominating and Corporate Governance Committee. Our Board maintains a standing Nominating and Corporate Governance Committee. The purposes of the Nominating and Corporate Governance Committee include identifying and recommending to the Board qualified potential director nominees for election at each of our annual shareholders’ meetings and developing and recommending to the Board our governance principles.

        The Nominating and Corporate Governance Committee is currently comprised of three members, all of whom are independent as that term is defined in the listing standards of the New York Stock Exchange and the director independence standards adopted by the Board. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, a copy of which is available on our website at www.jc.com.

        The Nominating and Corporate Governance Committee will consider candidates recommended by our shareholders for election as directors. Shareholders who wish to propose nominees for election as directors must follow certain procedures contained in our bylaws. In the case of nominees for election at an annual meeting, shareholders must send notice to our Secretary at our principal office on or before December 31 of the year immediately preceding such annual meeting; provided, however, that if the date of the annual meeting is on or after May 1 in any year, notice must be received not later than the close of business on the day which is determined by adding to December 31 of the immediately preceding year the number of days on or after May 1 that the annual meeting takes place. In the case of nominees for election at a special meeting, shareholders must send notice to our Secretary at our principal offices not earlier than 90 days prior to such special meeting and not later than the close of business on the later of (i) the 60th day prior to such special meeting and (ii) the 10th day following the day on which public announcement is first made of the date of such special meeting. In either case, the notice must contain certain information specified in our bylaws, including certain information about the shareholders bringing the nomination (including, among other things, the number and class of shares held by such shareholder(s)) as well as certain information about the nominee (including, among other things, a description of all arrangements or understandings between such shareholder and each nominee and any other person pursuant to which the nomination is to be made, and other information that would be required to be disclosed in solicitations of proxies for elections of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended). All business to be conducted at a special meeting must have been described in the notice of meeting sent to shareholders pursuant to our bylaws; as a result, nominations for directors at a special meeting may be made if the notice of such meeting includes the election of directors as an item of business to be conducted.

        In its process to select director nominees, the charter directs the Nominating and Corporate Governance Committee to consider such criteria as “diversity, experience, personal integrity, skill set and the ability to act on behalf of shareholders.” The charter also directs the Nominating and Corporate Governance Committee to determine if the nominee satisfies the professional and governance standards established by the Securities and Exchange Commission and the New York Stock Exchange. In addition to these charter requirements, the Nominating and Corporate Governance Committee believes that our directors, including nominees for director, must meet certain minimum qualifications and possess certain qualities and skills. Specifically, the Nominating and Corporate Governance Committee believes that our directors and nominees must:

•	exhibit high standards of integrity, commitment and independent thought and judgment;

•	be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•	have substantial senior management experience and/or financial expertise or other relevant experience and/or prior public company board experience;

•	possess a range of skills that will allow a Board member to provide sound guidance with respect to our operations and interests;

•	have the ability to dedicate sufficient time, energy and attention to ensure the diligent pursuit of his or her duties, including attending Board and committee meetings and reviewing all material in advance;

•	have the ability to discus major issues and come to a reasonable conclusion;

•	have the capability to understand, effectively discuss and make appropriate judgments with respect to issues of importance to our company;

•	be collegial while having the ability to be direct and unafraid to disagree on important issues;

•	have the ability to represent us effectively to the financial press, investment institutions and other constituencies if requested by the Board; and

•	either have direct business exposure to the publishing, broadcasting or telecommunications industry and/or be able to participate in direct learning experiences about our major businesses.

        The Nominating and Corporate Governance Committee has not used a compensated third party in its process to identify and evaluate nominees for director.

        The Chairman and Chief Executive Officer maintains an active list of potential Board candidates. The list is presented on a regular basis to the Nominating and Corporate Governance Committee, no less often than annually. Members of the Board, the Chairman and Chief Executive Officer, and various advisors and other parties (including shareholders) may from time to time present suggestions concerning Board candidates. Candidates are considered for the Board based on the selection criteria that has been established by the Board. The Nominating and Corporate Governance Committee will evaluate nominees for director submitted by shareholders who comply with the previously described procedures for submitting such nominations in the same manner as it evaluates other nominees.

        Executive Committee. Our Board maintains a standing Executive Committee. The Executive Committee assists the Board in discharging its responsibilities with respect to the management of the business and affairs of the Company when it is impracticable for the full Board to act. The Executive Committee has such authority as may be delegated from time to time by the Board, and, in the intervals between meetings of the Board, can exercise the powers of the Board in directing the management of the business and affairs of the Company (except as limited by applicable law, regulation or listing standards). The Executive Committee is currently comprised of five members. The Board has adopted a written charter for the Executive Committee, a copy of which is available on our website at www.jc.com.

        Human Resources Committee. Our Board maintains a standing Human Resources Committee. The Human Resources Committee provides oversight of the policies and practices relating to employee relations and human resource activities, including among others hiring and retention policy, employee ownership culture activities and programs, diversity policies and practice, and management and administration of retirement and welfare plan programs. The Human Resources Committee is currently comprised of four members. The Board has adopted a written charter for the Human Resources Committee, a copy of which is available on our website at www.jc.com.

STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

Stock Ownership

        The following table describes the beneficial ownership of our class A shares, class B shares and class C shares as of the record date held by (i) each of our directors and nominees and those of our executive officers who are named in the Summary Compensation Table below under “Executive Compensation—Summary Compensation Information”; (ii) all of our current directors and executive officers as a group; and (iii) each person or entity that we know beneficially owns more than 5% of any class of our common stock. We believe that all of the people and entities listed below have sole voting and investment power over the listed shares, except as we have indicated otherwise in the footnotes.

	Shares Beneficially Owned
	Class A Common Stock		Class B Common Stock		Class C Common Stock
Name of Beneficial Owners	Shares	%	Shares	%	Shares	%
	Directors and Executive Officers
Steven J. Smith	100	*	378,001	*	--	--
Douglas G. Kiel	--	-	196,976	*	--	--
Paul M. Bonaiuto	--	-	176,101	*	--	--
Keith K. Spore	--	-	149,079	*	--	--
David D. Reszel	--	-	116,694	*	--	--
Carl D. Gardner	--	-	107,100	*	--	--
Cynthia L. Gault	--	-	17,820	*	--	--
Don H. Davis, Jr	--	-	1,500	*	--	--
David J. Drury	3,000	*	1,500	*	--	--
James L. Forbes	--	-	1,500	*	--	--
David G. Meissner(1)	--	--	--	--	--	--
Roger D. Peirce	3,000	*	1,500	*	--	--
Mary Ellen Stanek	2,000	*	1,500	*	--	--
All directors and executive
officers as a group (25 persons) .	8,100	*	2,215,667		--	--
	Five Percent Holders
The Journal Company (2)	--	--	8,676,705		--	--
Matex Inc. (3)	(3)	(3)	4,631,000(3)	(3)	2,992,000	91.7
Loomis Sayles & Co., L.P.(4)	1,068,147	5.3%	--	--	--	--

* Denotes less than 1%

(1)     Mr. Meissner is an officer and director of Matex Inc. As trustee and/or beneficiary of certain trusts, Mr. Meissner also beneficially owns approximately 30% of the outstanding shares of Matex Inc. Members of the Grant family own or have a beneficial interest in the remaining shares of Matex Inc. Mr. Meissner has specifically disclaimed the beneficial ownership of any shares of New Journal because he does not have the power to vote or direct the voting of the shares of New Journal stock held by Matex Inc., nor to dispose or to direct the disposition of such shares.

(2)     The Journal Company, or “Old Journal,” is our wholly owned subsidiary. Pursuant to applicable state law, the class B shares held by The Journal Company are not entitled to vote.

(3)     The address for this shareholder is c/o Meissner, Tierney, Fisher & Nichols, 111 E. Kilbourn Avenue, Milwaukee, WI 53202. Matex Inc. is owned and controlled by members of the Grant family. See “Certain Transactions” for a discussion of the shareholders agreement we entered into with Matex Inc. and the other Grant family shareholder, Abert Family Journal Stock Trust. Matex Inc. currently owns the indicated number of class B shares and class C shares. Each class C share is convertible at any time into either (i) 0.248243 class A shares and 1.115727 class B shares, or (ii) 1.36397 class A shares. Assuming conversion of all of the class C shares listed into class A and class B shares as provided in the foregoing clause (i), Matex Inc. would own 742,743 class A shares (or approximately __% of the outstanding shares of the class) and 7,969,255 class B shares (or approximately __% of the outstanding shares of the class). Assuming conversion of all of the class C shares listed into solely class A shares as provided in the foregoing clause (ii), Matex Inc. would own 4,080,998 class A shares (or approximately __% of the outstanding shares of the class) and 4,631,000 class B shares (or approximately __% of the outstanding shares of the class).

(4)     The information given is as of or about December 31, 2003, as reported by Loomis Sayles & Co., L.P. (“Loomis”) in its Schedule 13G filed with the Securities and Exchange Commission. The address for this shareholder is One Financial Center, Boston, MA 02111. Loomis has sole voting power with respect to 850,450 of these shares and sole dispositive power with respect to all of these shares.

EXECUTIVE COMPENSATION

Report on Executive Compensation

        Prior to the share exchange, the Board of Directors of Old Journal maintained a compensation/management review committee generally comprised of three members, none of whom could be an employee, to develop and implement compensation plans for its executive officers (the “Old Journal Committee”). The Old Journal Committee was responsible for assuring that Old Journal’s officers and key management personnel received performance-based compensation that is internally equitable and competitive with the market. To further its objectives, the Old Journal Committee previously established an executive base compensation plan, a Management Annual Incentive Plan and a Management Long-Term Incentive Plan applicable to certain of its executive officers including the Chief Executive Officer.

        The Board established a Compensation Committee in August 2003 to assist the Board in discharging the Board’s responsibilities relating to compensation of our executive officers. The Compensation Committee is currently comprised of four members, all of whom are independent as that term is defined in the listing standards of the New York Stock Exchange and the director independence standards adopted by the Board. For 2003, the Compensation Committee maintained the executive base compensation plan, Management Annual Incentive Plan and Management Long-Term Incentive Plan previously established by the Old Journal Committee in substantially the same forms. In addition, in connection with the share exchange and the listing of our class A common stock on the New York Stock Exchange, the Compensation Committee approved and our shareholders adopted (i) our 2003 Equity Incentive Plan, pursuant to which grants of stock-based awards can be made to our executive officers and other employees, and (ii) our 2003 Employee Stock Purchase Plan, pursuant to which our executive officers and other employees are entitled to purchase shares of our class B common stock.

        The following report describes the overall compensation philosophy of the Compensation Committee, the various components that comprise the compensation available to our executive officers (including our named executive officers), and the determinations of the Old Journal Committee and the Compensation Committee with respect to our executive officers’ compensation for 2003 and 2004.

1.  Compensation Philosophy

        The Compensation Committee, together with senior management, believes that our executive compensation plans should be designed to (i) provide aggregate compensation opportunities at levels competitive for comparable positions at companies that it considers comparable to us and (ii) tie a significant portion of executive compensation, both annually and over the longer term, to success in meeting specified performance goals.

        To assist the Compensation Committee in determining market comparable compensation levels, we periodically retain compensation consultants to perform surveys and otherwise advise the Compensation Committee. The surveys generally include media companies and companies in similar industries, as well as companies representing a broader cross-section of businesses. More companies are included in these surveys than are included in the two indices used in the stock performance graph on page 27 because the Compensation Committee believes that we compete for executive talent with companies in many different industries.

2.  Executive Base Compensation Plan

        For the majority of 2003, we were a wholly owned subsidiary of Old Journal, formed for the purpose of effecting the permanent capital transaction. As a result, the compensation of our executive officers for 2003 was determined by the Old Journal Committee prior to the share exchange. In determining base salaries for 2003, the Old Journal Committee reviewed the experience and qualifications of the executive in each position and the duties and level of responsibilities found within each position. Comparative salaries paid by other companies (based on compensation surveys prepared by independent outside compensation consultants) were considered in evaluating the salary level for each executive, as was Old Journal’s historical performance, then-current salary levels and the recommendation of our Chairman and Chief Executive Officer (with respect to base salaries for all executives except the Chairman and Chief Executive Officer). Based on its review of the foregoing and individual performance for 2002, base salaries for executive officers were generally increased for 2003.

        The base compensation of our Chairman and Chief Executive Officer, Steven J. Smith, is determined primarily by reference to the factors listed above, except that Mr. Smith does not make a recommendation with respect to his own base salary. In addition to the factors listed above, the Old Journal Committee conducted a review of Mr. Smith’s performance in 2002 to assist in determining his base salary for 2003. In determining Mr. Smith’s base salary for 2003, the Old Journal Committee noted Mr. Smith’s efforts in initiating and pursuing a search for sources of permanent capital and for establishing and maintaining corporate governance policies and procedures in response to newly adopted requirements of the Securities and Exchange Commission and the New York Stock Exchange.

        The Compensation Committee also reviewed the factors listed above and undertook a review of Mr. Smith’s performance in 2003 to assist in determining his base salary for 2004. The Compensation Committee set Mr. Smith’s base salary for 2004 at $650,000, taking into consideration Mr. Smith’s leadership in our initial public offering and permanent capital process, as well as our financial performance and Mr. Smith’s leadership in further increasing shareholder value.

3.  Management Annual Incentive Plan

        Prior to the share exchange, the Old Journal Committee maintained the Management Annual Incentive Plan (the “Annual Plan”) to reward key individuals for achieving financial and non-financial goals of Old Journal. For 2003, the Annual Plan paid cash bonuses based primarily on achievement of the company’s annual financial objectives as well as, with respect to participating executives of New Journal’s subsidiaries, annual financial objectives of the subsidiaries. The annual financial objectives for 2003 were determined by the Old Journal Committee. In addition, a portion of the bonus payments under the Annual Plan for 2003 were determined based on individual goals of the participants that were approved by the Old Journal Committee in consultation with Mr. Smith. Participants in the Annual Plan are generally eligible to receive awards at or between “threshold,” “target” or “maximum” levels depending upon the achievement of annual financial objectives and individual goals. For Mr. Smith for 2003, achievement of threshold, target or maximum levels would result in a payment of 22.5%, 48.75% or 75.0% of base salary, respectively. For our other executive officers participating in the Annual Plan for 2003, achievement of threshold, target or maximum levels would result in payments ranging between 15.0-21.0%, 32.5-45.5% or 50.0-70.0% of base salary, respectively.

        The Compensation Committee met in February 2004 to determine bonus payouts for 2003 under the Annual Plan based on the financial and individual performance goals established prior to the share exchange by the Old Journal Committee. Based on the performance of Old Journal and New Journal in 2003 and the achievement of the pre-approved individual performance goals, Mr. Smith received an annual incentive bonus of $355,776, to be paid in 2004. Some of our other executive officers received annual incentive bonuses at slightly more than their respective targeted opportunity levels, while some received bonuses at the threshold level.

        For 2003, bonuses for corporate executives under the Annual Plan, including Mr. Smith, were based on corporate return on equity and revenue growth. For each subsidiary president, bonuses were based on the attainment of a combination of corporate return on equity and revenue growth and return on invested capital and revenue growth for his or her respective subsidiary.

        The Compensation Committee intends to maintain the Annual Plan. The Compensation Committee will approve eligibility for participation in the Annual Plan as well as the annual financial objectives. The potential bonus payments will be stated as a percentage of base salary and generally increase with job responsibility, and will be based on achievement of the annual financial objectives and individual performance.

        The Compensation Committee met in January 2004 to approve the various financial targets for the Annual Plan for 2004. For 2004, bonuses for corporate executives under the Annual Plan, including Mr. Smith, will continue to be based on corporate return on equity and revenue growth. For each subsidiary president, bonuses will continue to be based on the attainment of a combination of corporate return on equity and revenue growth and return on invested capital and revenue growth for his or her respective subsidiary.

        In addition, the Compensation Committee met in December 2003 and approved a special cash bonus for Mr. Smith in the amount of $150,000. This bonus award was paid in recognition of Mr. Smith’s leadership and outstanding performance in guiding the company through the process of its initial public offering. Some of our other executive officers also received special cash bonuses in connection with their efforts in the initial public offering ranging from $7,500 to $40,000. Payouts to our named executive officers under the Annual Plan are provided in the table entitled “Summary Compensation Information” below.

4.  Management Long-Term Incentive Plan and Other Long-Term Compensation

        Prior to the share exchange, the Old Journal Committee maintained the Management Long-Term Incentive Plan (the “Long-Term Plan”) to motivate management to achieve results that will enhance shareholder value over the long term. Payouts under the Long-Term Plan are made in cash, are made each year and have previously been based on achievement of corporate financial goals over the preceding three-year performance cycle or, for officers with overall responsibility for the performance of subsidiaries, both corporate and subsidiary financial goals over the preceding three-year performance cycle. The financial goals for the three-year performance period ending at the end of 2003 were determined by the Old Journal Committee and consisted primarily of return on equity for the company and return on invested capital for individual subsidiaries over the three-year period. Based on those financial goals, no awards for solely corporate performance were paid for the performance period ending at the end of 2003, although awards were paid to certain officers with overall responsibility for the performance of subsidiaries based on subsidiary performance. Payouts to our named executive officers under the Long-Term Plan are provided in the table entitled “Summary Compensation Information” below.

        The Compensation Committee is currently conducting an overall review of the Long-Term Plan. As part of long-term incentive compensation, the Compensation Committee is considering including an equity component to the potential cash payouts under the Long-Term Plan for future performance periods. While the Compensation Committee has not yet determined whether such equity awards will be available, or in what form, the Compensation Committee believes it is most likely that it will grant awards of options to purchase class B common stock to executive officers under the 2003 Equity Incentive Plan at the beginning of future performance periods. The number and terms of options, restricted stock or other forms of equity to be granted would depend upon corporate and individual performance as well as other factors, with awards to be made in the discretion of the Compensation Committee.

        The Compensation Committee will determine eligibility for participation in the Long-Term Plan as well as the three-year financial goals. Target awards will be based on a factor of annual base compensation approved by the Compensation Committee. The financial targets for the 2004-2006 performance period approved by the Compensation Committee are based on corporate performance only, and do not include components based on subsidiary performance.

        Our executive officers are also eligible to purchase shares of our class B common stock under our 2003 Employee Stock Purchase Plan.

        This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

By the Compensation Committee:
Roger D. Peirce, Chair
David J. Drury
James L. Forbes
Mary Ellen Stanek

Summary Compensation Information

        In the table below, we describe the compensation we paid for the last three years to our Chief Executive Officer and certain of our other executive officers whose salary and bonuses were more than $100,000 in 2003. For purposes of this table, we have included compensation paid by Old Journal. We sometimes refer to the people in the table below as our “named executive officers.”

Summary Compensation Table

		Annual Compensation		All Other Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options	LTIP Payments ($)	All Other Compensation ($)(1)
Steven J. Smith	2003	602,693	505,776(2)	0	0	4,130
Chairman and	2002	575,000	297,666	0	0	4,130
Chief Executive	2001	573,077	86,250	0	222,655	4,236
Officer
Douglas G. Kiel	2003	434,154	279,164(2)	0	0	4,130
President	2002	415,000	194,705	0	0	4,130
	2001	413,077	58,100	0	120,461	4,236
Paul M. Bonaiuto	2003	358,462	208,497(2)	0	0	4,130
Executive Vice	2002	340,000	144,889	0	0	4,130
President and	2001	338,461	40,800	0	86,324	4,236
Chief Financial
Officer
Keith K. Spore	2003	349,962	53,740	0	0	5,430
Senior Vice President	2002	336,923	111,223	0	0	5,430
and President of	2001	329,000	28,875	0	27,386	4,680
Journal Sentinel Inc.
Carl D. Gardner	2003	294,846	37,445	0	41,007	5,430
Vice President and	2002	280,308	91,308	0	0	5,430
President-Radio of	2001	271,077	20,422	0	22,399	4,680
Journal Broadcast
Group, Inc.

(1)     All of the five highest-compensated officers were participants in Old Journal’s Investment Savings Plan (a 401(k) plan). Employer contributions to the plan and to the cafeteria benefits plan on behalf of these officers represent all of the compensation in the “All Other Compensation” column.

(2)     Includes a one-time special bonus earned in 2003 as follows: Mr. Smith, $150,000; Mr. Kiel, $40,000; and Mr. Bonaiuto, $40,000. The remaining bonus amounts indicated were paid pursuant to our Management Annual Incentive Plan.

Stock Options

        We currently have in place our 2003 Equity Incentive Plan. We did not make grants or awards under the 2003 Equity Incentive Plan to any of our named executive officers during 2003. None of our named executive officers exercised any options during 2003 and, as of the year end, none of our named executive officers holds any options to purchase shares of our common stock.

Long-Term Incentive Plan

        The Compensation Committee maintains the Long-Term Plan to motivate and drive management behavior to achieve results that will enhance shareholders’ investment over the long term. The participants in this plan are certain of our executive officers, including the Chief Executive Officer, as determined by the Compensation Committee. Payouts under the Long-Term Plan are made in cash, are made each year and have previously been based on achievement of corporate financial goals over the preceding three-year performance cycle and, for officers with overall responsibility for the performance of subsidiaries, both corporate and subsidiary financial goals over the preceding three-year performance cycle. The financial goals for the three-year performance period ending at the end of 2003 were determined by the Old Journal Committee and consisted primarily of return on equity for the company and return on invested capital for individual subsidiaries over the three-year period. Based on those financial goals, no awards for solely corporate performance were paid for the performance period ending at the end of 2003, although awards were paid to certain officers with overall responsibility for the performance of subsidiaries based on subsidiary performance. Payouts to our named executive officers are provided in the table entitled “Summary Compensation Information” above.

        Beginning with the 2004-2006 performance period, financial targets approved by the Compensation Committee are based on corporate performance only, and do not include components based on subsidiary performance.

        The following table shows the threshold, target and maximum awards that are potentially payable to the named executive officers in 2007 for the performance period of 2004-2006. This table is calculated on each executive’s base salary for 2004; however, actual calculations will use the executive’s average salary for the period 2004-2006. Payouts of awards are currently based on the sum of our net earnings over a three-year period. Each participant’s award is determined based on the degree to which three-year performance is achieved at the conclusion of the performance cycle. In addition to the awards listed below, previously granted awards for the performance period 2002-2004 and 2003-2005 remain open and may result in payouts in 2005 and/or 2006.

Long Term Incentive Plan – Potential Payouts for 2004-2006 Period

	Performance or Other Period Until Maturation or	Estimated Future Payouts under the Plan
Participant	Payout	Threshold	Target	Maximum
Steven J. Smith	2004-2006	$ 286,000	$ 572,000	$ 858,000
Douglas G. Kiel	2004-2006	$ 151,140	$ 302,280	$ 453,420
Paul M. Bonaiuto	2004-2006	$ 109,620	$ 219,240	$ 328,860
Keith K. Spore	2004-2006	$ 83,720	$ 167,440	$ 251,160
Carl D. Gardner	2004-2006	$ 71,300	$ 142,600	$ 213,900

Pension Plan and Supplemental Benefit Plan

        The following table shows the approximate retirement benefit payable on retirement at age 65 under our Employees’ Pension Plan and our Supplemental Benefit Plan for employees in specified compensation ranges with varying years of participation in the plans:

Estimated Annual Retirement Benefit

Five Year Average	Years of Plan Participation
Compensation	20	25	30	35
$300,000	$67,188	$83,988	$107,256	$117,576
400,000	91,452	114,324	137,184	160,044
500,000	115,728	144,648	173,580	205,512
600,000	139,992	174,984	209,976	244,980
700,000	164,256	205,320	246,384	283,128
800,000	188,520	235,656	282,780	329,916
900,000	212,784	265,980	319,176	372,372
1,000,000	237,060	296,316	355,584	414,840

        The Employees’ Pension Plan is completely funded by us. Our contributions are accrued based on amounts required to be funded under provisions of the Employee Retirement Income Security Act of 1974. The amount of accrued benefits is actuarially determined under the accrued benefit valuation method. It is a defined benefit pension plan that provides benefits for our employees as well as employees of certain of our subsidiaries who meet minimum age and service eligibility requirements. Subject to certain limitations, the monthly retirement benefit under the plan, assuming attainment of the retirement age specified by the plan and payments in the form of a life annuity, is determined in accordance with a formula that takes into account the following factors: final average compensation for the last five years of employment (taking into account annual salary and annual incentive compensation as reported in the summary compensation table), number of years of active plan participation and an actuarially determined Social Security offset.

        The Supplemental Benefit Plan is a non-qualified, unfunded, defined benefit plan that supplements payments under the Employees’ Pension Plan. Benefits payable under the Supplemental Benefit Plan are calculated without regard to the limitations imposed on the amount of compensation that may be taken into account under the Employees’ Pension Plan.

        With respect to the officers and directors listed in the summary compensation table above, all five are participants in the Employees’ Pension Plan. Mr. Smith has 26 years of Employees’ Pension Plan participation, Mr. Kiel has 16 years, Mr. Bonaiuto has 6 years, Mr. Spore has 37 years and Mr. Gardner has 11 years as of the record date.

Director Compensation

        We pay our directors (except those who are also employees or employees of one of our subsidiaries) an annual retainer fee of $25,000 a year plus $1,500 for each board or committee meeting attended in person and $750 for each meeting attended by teleconference. Annual retainers of $5,000 are paid to the Lead Director and to the chair of the Audit Committee. Annual retainers of $3,000 are paid to the chairs of the Compensation and Human Resources committees. In addition, our non-employee directors are eligible to receive discretionary stock and option grants under our 2003 Equity Incentive Plan. In 2003, we granted 1,500 restricted shares of class B-2 common stock to each of our non-employee directors. We also granted options to purchase 5,000 shares of class B-2 common stock at an exercise price of $18.40 per share to Messrs. Drury, Forbes and Peirce and Ms. Stanek.

Compensation Committee Interlocks and Insider Participation

        Mr. Smith, our Chairman and Chief Executive Officer, has served as a director of Badger Meter, Inc. since February 2000, and has served on the Corporate Governance Committee of the Board of Directors of Badger Meter, Inc. (which committee has responsibility for executive compensation matters) since May 2003. Mr. Forbes, one of our directors, is the non-employee chairman of Badger Meter, Inc. and has served as a director of Old Journal since 1996. Mr. Forbes is the chair of the Audit, Nominating and Corporate Governance and Executive committees, is a member of the Compensation Committee and also serves as our Lead Director. Mr. Smith did not serve on the Corporate Governance Committee of the Board of Directors of Badger Meter, Inc. at any time while Mr. Forbes was an employee of Badger Meter, Inc.

AUDIT COMMITTEE REPORT

        In accordance with its written charter adopted by the Board, the Audit Committee assisted the Board in fulfilling its oversight responsibilities with respect to (i) the integrity of our financial statements; (ii) our compliance with legal and regulatory requirements; (iii) our independent auditor’s qualifications and independence; and (iv) the performance of our internal audit function and independent auditors. The Audit Committee reviewed and discussed the audited financial statements for 2003 with management. The Audit Committee also discussed the matters required to be discussed by Statement of Auditing Standard No. 61 with New Journal’s independent auditors, Ernst & Young LLP. The Audit Committee received a written disclosure and letter from Ernst & Young LLP as required by Independence Standards Board Standard No. 1, and discussed with Ernst & Young LLP its independence. Based on its review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in New Journal’s Annual Report on Form 10-K to be filed with the Securities and Exchange Commission.

        This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

By the Audit Committee:
James L. Forbes, Chairman
David J. Drury
Roger D. Peirce

ERNST & YOUNG LLP DISCLOSURE

        The Audit Committee of the Board of Directors of Old Journal appointed Ernst & Young LLP as our independent auditors for 2003, and we expect the Audit Committee of the Board to appoint Ernst & Young LLP as our independent auditors for 2004. In accordance with past practice, it is not expected that a representative of Ernst & Young LLP will attend the annual meeting. Ernst & Young LLP has served as Old Journal’s independent auditors for at least 78 years. During 2003, Ernst & Young LLP performed an annual audit of the consolidated financial statements of New Journal for inclusion in the annual report to shareholders and required filings with the Securities and Exchange Commission.

        Audit Fees. Ernst & Young LLP served as our independent auditors in 2003 and served as independent auditors for Old Journal in 2002. The aggregate audit fees billed by Ernst & Young LLP for the years ended December 31, 2003 and December 31, 2002 were $657,169 and $355,783, respectively. Audit fees include fees billed for professional services rendered for the audit of our annual financial statements, the review of quarterly financial statements and statutory and regulatory filings.

        Audit-Related Fees. The aggregate audit-related fees billed by Ernst & Young LLP for the years ended December 31, 2003 and December 31, 2002 were $7,244 and $23,882, respectively. Audit-related fees include fees billed for assurance and related services for employee benefit plan audits, internal control audits, attest services and consultations concerning financial accounting and reporting matters not classified as audit.

        Tax Fees. The aggregate tax fees billed by Ernst & Young LLP for the years ended December 31, 2003 and December 31, 2002 were $59,224 and $42,121, respectively. Tax fees include fees billed for professional services rendered for tax compliance, tax advice and tax planning.

        All Other Fees. All other fees for products and services other than those in the above three categories billed by Ernst & Young LLP for the years ended December 31, 2003 and December 31, 2002 were $1,975 and $24,503, respectively. These fees were billed for litigation support services and actuarial services for post-retirement employee benefits. Effective May 2003, Ernst &Young LLP no longer provided these services to us.

        Our Audit Committee does not consider the provision of non-audit services by Ernst & Young LLP to be incompatible with maintaining auditor independence. Pursuant to the provisions of the Audit Committee charter, a copy of which is attached to this proxy statement as Appendix B, all audit services and all permitted non-audit services (unless de minimus) provided by our independent auditors, as well as the fees and other compensation to be paid to them, must be approved in advance by our Audit Committee. All audit, audit-related, tax and other services provided by Ernst & Young LLP during 2003 were approved by our Audit Committee in accordance with 17 CFR 210.2-01(c)(7)(i) and the terms of the Audit Committee charter.

PROPOSAL TWO: AMENDMENT TO ARTICLES OF INCORPORATION TO ALLOW TRANSFERS OF CLASS B COMMON STOCK DIRECTLY TO CERTAIN CHARITIES

        General. The Board has unanimously approved and recommends that the shareholders approve an amendment to Paragraph A(18) of Article 2 of our articles of incorporation that would allow transfers of our class B common stock directly to charitable organizations described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (which we refer to as the “Code”). We refer to this proposed amendment as the “Transfer Amendment.” Paragraph A(18) of Article 2 of the articles of incorporation, as proposed to be amended by the Transfer Amendment, is as set forth in Appendix C to this proxy statement, and the following description is qualified in its entirety by reference to the full text of the Transfer Amendment.

        Reasons For and Effects of the Transfer Amendment. Our articles of incorporation currently provide for certain restrictions on the transferability of our class B common stock. Generally speaking, class B shares cannot be transferred except for:

•	transfers to us;

•	transfers to certain trusts for estate planning or charitable purposes (called "Employee-Eligible Transferees");

•	if the holder is a corporation or other business entity, then transfers upon its dissolution or liquidation to its shareholders who are “Family Successors” as that term is defined in the articles of incorporation;

•	if the holder is a trust, then transfers to its beneficiaries who are Family Successors; or

•	transfers to our employee benefit plans, active employees, Matex Inc. or us pursuant to "option events."

        These transfer restrictions are intended to continue to encourage employee ownership of our class B shares in order to facilitate the continuance of the competitive benefits we have enjoyed from employee ownership, as well as maintain control of our class B common stock within our employee group.

        Pursuant to these transfer restrictions, holders of our class B shares who wish to transfer shares in the form of a charitable gift are currently required to transfer those shares only to a trust for the benefit of the charitable organization, rather than directly to the charitable organization itself. The Board has approved the Transfer Amendment to allow transfers directly to such charitable organizations primarily to allow potential donors and charities the flexibility to structure gifts in a manner that may provide for maximum potential tax, liquidity and other benefits. Prior to the share exchange, the provisions of JESTA allowed former unitholders to transfer JESTA units to trusts for the benefit of charitable organizations, and our current articles of incorporation continue to provide for such opportunities. In addition, the Board believes adoption of the Transfer Amendment will benefit not only our shareholders (who will have additional flexibility to structure charitable gifts in various manners) and charitable recipients of transfers (who will be provided the opportunity to own and control shares directly, rather than through a trust), but also to the communities and constituencies served by the charities.

        Advantages of the Transfer Amendment. Since transfers of our class B shares to charities can currently only be accomplished by transferring those shares to a trust for the benefit of such charities, the Board believes that the adoption of the Transfer Amendment is advisable because it will allow existing class B shareholders additional flexibility to structure gifts in a manner that may provide for maximum potential tax and other benefits by allowing for transfers directly to such charities. The Board believes that this increased flexibility could encourage additional charitable giving among our class B shareholders, who would no longer be required to undertake the time and expense associated with establishing and maintaining a trust in order to provide contributions of class B shares to charitable organizations. The Board also believes that the Transfer Amendment could potentially expand the number of charitable organizations that would find our class B shares to be a valuable contribution, since the ability to hold those shares directly could decrease administrative and other burdens associated with holding shares through a trust.

        Disadvantages of the Transfer Amendment. The Board does not believe that there are any disadvantages to the Transfer Amendment.

        Anti-Takeover Effects. The current restrictions on transfer of our class B shares have the effect of preventing potential acquirers from obtaining voting control in a transaction not approved by our Board, including a tender offer or other transaction that some, or a majority, of our shareholders might believe to be in their best interests or in which shareholders might receive a premium over the then-current market price of the class A common stock. As a result, the transfer restrictions may be a deterrent to a potential acquisition transaction. However, the Board does not view the Transfer Amendment as part of an “anti-takeover” strategy, since the primary effect of the Transfer Amendment is to expand the pool of eligible transferors of class B shares to include charitable organizations. The Transfer Amendment is also not being advanced as a result of any known effort by any party to accumulate shares of class B common stock or to obtain control of the company.

        Required Vote. The affirmative vote of the holders of a majority of the shares of class A common stock, class B common stock and class C common stock, voting together as a single voting group, represented and voted at the annual meeting (assuming a quorum is present) is required to approve the Transfer Amendment. Any such shares not voted at the annual meeting with respect to the Transfer Amendment (whether as a result of broker non-votes, abstentions or otherwise) will have no impact on the vote.

        Dissenters’ Rights. Our shareholders do not have dissenters’ rights of appraisal under Wisconsin law, our articles of incorporation or our by-laws with respect to the Transfer Amendment.

        THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE TRANSFER AMENDMENT. UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED PRIOR TO OR AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED “FOR” THE TRANSFER AMENDMENT.

PROPOSAL THREE: AMENDMENT TO ARTICLES OF INCORPORATION TO PROVIDE FOR AUTOMATIC CONVERSION OF CLASS B COMMON STOCK HELD BY OR TRANSFERRED TO CERTAIN CHARITIES INTO CLASS A COMMON STOCK.

        General.The Board has unanimously approved and recommends that the shareholders approve an amendment to Paragraph C(2)(e) of Article 2 of our articles of incorporation to provide that class B common stock held by certain charities will automatically convert into class A common stock upon expiration of the applicable public sale restriction period and that, with respect to transfers to such charities that occur after expiration of the applicable public sale restriction period, each share of class B common stock will automatically convert into one share of class A common stock immediately prior to such transfer. We refer to this proposed amendment as the “Automatic Conversion Amendment.” Paragraph C(2)(e) of Article 2 of the articles of incorporation, as proposed to be amended by the Automatic Conversion Amendment, is as set forth in Appendix D to this proxy statement, and the following description is qualified in its entirety by reference to the full text of the Automatic Conversion Amendment.

        The approval of the Transfer Amendment by our shareholders is a condition of the effectiveness of the Automatic Conversion Amendment (in other words, even if it is approved by our shareholders, the Automatic Conversion Amendment will not become effective if the Transfer Amendment is not also approved by our shareholders).

        Reasons for and Effects of the Automatic Conversion Amendment. Our articles of incorporation currently provide each class B share can be converted into a class A share, subject to the shareholder first offering such share for sale to eligible purchasers under our articles of incorporation. However, class B-1 shares generally cannot be converted until September 18, 2004, and class B-2 shares generally cannot be converted until March 17, 2005. We refer to these periods during which conversion is not allowed as the “public sale restriction periods.”

        Under certain limited circumstances, a class B share will automatically be converted into a class A share, irrespective of the public sale restriction periods and without the requirement that such share be offered for sale to eligible purchasers under our articles of incorporation. Generally speaking, those circumstances include:

•	when the number of outstanding shares of class B common stock falls below 8% of the aggregate number of shares of common stock then outstanding;

•	upon purchase by a designated purchaser (other than New Journal) in a tender offer or exchange offer that is subject to Section 13(e) or Section 14(d) of the Securities Exchange Act of 1934, as amended, which tender offer or exchange offer is approved by the Board; and

•	On the 120th day following the death of a holder if the holder’s beneficiary or estate has not offered them for sale to eligible purchasers under the articles of incorporation.

        The Automatic Conversion Amendment would expand the circumstances under which class B shares are automatically converted to class A shares by providing that each class B share that is transferred to a charitable organization described in Section 501(c)(3) of the Code prior to expiration of the applicable public sale restriction period will be automatically converted into one class A share upon expiration of the applicable public sale restriction period. The primary effect of this portion of the Automatic Conversion Amendment is that charitable organizations who hold class B shares will not be required to offer those shares for sale to eligible purchasers under our articles of incorporation prior to their conversion to class A shares.

        In addition, the Automatic Conversion Amendment also provides that each class B share that is the subject of an attempted transfer to a charitable organization described in Section 501(c)(3) of the Code after expiration of the applicable public sale restriction period will be automatically converted into one class A share immediately prior to the time of such transfer, and that such class A share will be transferred to the Section 501(c)(3) organization immediately following the conversion. The primary effect of this portion of the Automatic Conversion Amendment is that attempted transfers of class B shares to charitable organizations will actually result in conversion of such shares into class A shares immediately prior to the transfer, such that the recipient will receive class A shares which are listed on the New York Stock Exchange and, subject to applicable law, are freely tradeable.

        Advantages of the Automatic Conversion Amendment. The Board believes that the adoption of the Automatic Conversion Amendment is advisable because:

•	with respect to class B shares, it will allow those charitable organizations to forego offering such shares for sale to eligible purchasers under our articles of incorporation assuming they hold them until the end of the applicable public sale restriction period; and

•	with respect to class B shares transferred to charities after to the expiration of the applicable public sale restriction period, it will allow charitable organizations to receive shares of class A common stock, which are freely tradeable subject to applicable law, instead of class B common stock, for which no public market exists. The Board believes this may provide charitable organizations with additional certainty with respect to valuation of their shares, since the class A shares are publicly traded and have a readily ascertainable market value.

        Disadvantages of the Transfer Amendment. The Board believes that the primary disadvantage to the Automatic Conversion Amendment is that the amendment would allow for shares held by charitable organizations to be sold in the public market without first offering those shares for sale to eligible purchasers, including our employees, under the articles of incorporation (which holders of class B shares who are not charitable organizations are and would continue to be required to do prior to conversion).

        Anti-Takeover Effects. The Board does not view the Automatic Conversion Amendment as part of an “anti-takeover” strategy, since the primary effect of the Automatic Conversion Amendment is to facilitate the holding, sale or transfer of our shares by charitable organizations. The Automatic Conversion Amendment is also not being advanced as a result of any known effort by any party to accumulate shares of class A or class B common stock or to obtain control of the company.

        Required Vote. The affirmative vote of the holders of a majority of the shares of class A common stock, class B common stock and class C common stock, voting together as a single voting group, represented and voted at the annual meeting (assuming a quorum is present) is required to approve the Automatic Conversion Amendment. Any such shares not voted at the annual meeting with respect to the Automatic Conversion Amendment (whether as a result of broker non-votes, abstentions or otherwise) will have no impact on the vote.

        Dissenters’ Rights. Our shareholders do not have dissenters’ rights of appraisal under Wisconsin law, our articles of incorporation or our by-laws with respect to the Automatic Conversion Amendment.

        THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE AUTOMATIC CONVERSION AMENDMENT. UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED PRIOR TO OR AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED “FOR” THE AUTOMATIC CONVERSION AMENDMENT.

STOCK PERFORMANCE INFORMATION

        The following graph compares on a cumulative basis changes since the close of business on September 24, 2003 (the date on which our class A common stock was first publicly traded) in (i) the total return on our class A common stock with (ii) the total return on the Standard & Poor’s 500 Stock Index and (iii) the total return on a peer group comprised of ten corporations that concentrate on newspapers and broadcast operations. The company’s peer group is comprised of A.H. Belo Corporation, Gannett, Inc., Knight Ridder, Inc., Lee Enterprises, Inc., McClatchy Newspapers, Inc., The New York Times Company, Pulitzer Publishing Company, The E.W. Scripps Company, The Tribune Company and The Washington Post Company.

Comparison of Total Shareholder Returns
(on a dividend reinvested basis)

[GRAPHIC OMITTED]

	9/24/03	9/30/03	10/31/03	11/30/03	12/31/03
Journal Communications, Inc.	100.00	101.85	109.48	106.25	114.47
S&P 500	100.00	98.94	104.53	105.45	110.99
Peer Group Index	100.00	99.57	108.22	110.13	113.70

CERTAIN TRANSACTIONS

Agreement with the Grant Family Shareholders

        Pursuant to the terms and conditions of the shareholders agreement, dated May 12, 2003, among us, Old Journal and the Grant family shareholders, the Grant family shareholders agreed to vote all of their shares of Old Journal common stock in favor of all components of the permanent capital transaction, including the share exchange and the amendment and termination of JESTA; in favor of our 2003 equity incentive plan and our 2003 employee stock purchase plan; and against any non-approved transaction or any action or agreement that would delay, prevent or nullify the permanent capital transaction or the shareholders agreement. The Grant family shareholders also granted Old Journal an irrevocable proxy to vote the Grant family shareholders’ shares with respect to the foregoing matters.

        In addition to approving the share exchange, the Grant family shareholders agreed that, following the share exchange but before the termination of JESTA and our initial public offering, they would engage in a voluntary share exchange with us, pursuant to which approximately 41.5% of the class B shares they received in the share exchange, together with their rights under JESTA and their covenants under the shareholders agreement, were exchanged for 3,264,000 shares of class C common stock.

        Pursuant to the shareholders agreement, the Grant family shareholders agreed not to tender any of their shares of class B common stock in our recently completed tender offer. The Grant family shareholders also agreed not to transfer any of their shares during the three years following our initial public offering, except as otherwise provided for in the agreement or pursuant to a Board-approved business combination transaction or under Rule 144 of the Securities Act of 1933. In addition, the Grant family shareholders agreed that they will not exercise their rights under our articles of incorporation to purchase any available shares of class B common stock if, after the proposed purchase, the Grant family shareholders would own more than 17% of the class B common stock then outstanding.

        The shareholders agreement gives us the right to redeem approximately 18.5% of the Grant family shareholders’ class B shares, at 105% of the average closing price of the class A shares, during the period beginning on March 17, 2005 and ending 180 days thereafter. In addition, each year beginning in 2004, we may redeem, at 105% of the average closing price of the class A shares, class B shares then owned by the Grant family shareholders if the Grant family shareholders own more than 17% of the class B shares then outstanding. In either case, the Grant family shareholders may, before the redemption occurs, convert their class B shares subject to the redemption into class A shares without complying with the class B offer procedures set forth in our articles of incorporation.

        The shareholders agreement provides the Grant family shareholders with certain rights to register with the SEC some or all of their shares for resale to the public. Beginning 720 days after the initial public offering, the Grant family shareholders have the right to “demand” the registration of their shares, for resale, subject to the limitations described below. The Grant family shareholders also have the right to participate in certain of our proposed stock offerings to the public, subject to certain conditions. Notwithstanding these rights, we will not be obligated to effect any Grant family shareholder “demand” to register shares within 180 days after (1) the effective date of a registration in which the Grant family shareholders were notified of their rights to participate in an offering of ours or (2) any other registration of theirs. In addition, we may postpone for up to 180 days the filing or the effectiveness of any such Grant family shareholders’ “demand” registration statement if our board of directors determines that effecting such registration would have certain negative consequences.

        The shareholders agreement also provides that, beginning with the 2004 annual meeting, the Grant family shareholders will have the right to propose one director nominee to the Board (or, if the Board is comprised of more than 11 directors, the Grant family shareholders will have the right to propose two director nominees). This right terminates when the Grant family shareholders hold less than 5% of the outstanding shares of our common stock. The Grant family shareholders’ nominee will be subject to applicable professional and governance standards. In connection therewith, the Grant family shareholders agreed to take all actions necessary to elect all of our recommended nominees for director. The Grant family shareholders have proposed for nomination, and the Board has nominated, David G. Meissner for election as a Class I director at the 2004 annual meeting pursuant to this provision of the shareholders agreement.

        In consideration of the agreements and covenants of the Grant family shareholders under the shareholders agreement, Old Journal agreed to reimburse the Grant family shareholders up to $50,000 for their legal and financial fees incurred on or after April 1, 2003 in connection with the permanent capital transaction.

        Immediately following the share exchange, Matex Inc., a Wisconsin corporation and one of the two Grant family shareholders (“Matex”), was the owner of record of 7,920,000 shares of our class B common stock. Immediately following the share exchange and immediately before the termination of JESTA and the closing of our initial public offering, Matex exchanged approximately 41.5% of its class B shares for 2,992,000 class C shares. David G. Meissner’s late spouse, Judith Abert Meissner, was the owner of approximately 30% of the outstanding stock of Matex. Mr. Meissner is the trustee and/or beneficiary of certain trusts created or to be created under Ms. Meissner’s estate which will administer these shares of Matex. Additionally, Mr. Meissner is one of the seven directors of Matex and serves as its president.

        In addition, Mr. Meissner’s children, Donald C. Meissner and Linda Meissner (both adults who do not reside with Mr. Meissner), are beneficiaries of Abert Family Journal Stock Trust, one of the Grant family shareholders. Immediately following the share exchange, Abert Family Journal Stock Trust was the owner of record of 720,000 shares of our class B common stock. Immediately after the share exchange and immediately before the termination of JESTA and the closing of our initial public offering, Abert Family Journal Stock Trust exchanged approximately 41.5% of its class B shares for 272,000 class C shares, and also sold 396,000 class B shares in our initial public offering for $15.00 per share.

Robert W. Baird & Co. Incorporated

        Ms. Stanek, one of our directors, is the President of Baird Funds, Inc. and a Managing Director, responsible for investment advisory business, of Robert W. Baird & Co., Incorporated. She is not part of the investment banking division of Robert W. Baird & Co., Incorporated. In connection with the permanent capital transaction, the Board of Directors of Old Journal (with Ms. Stanek abstaining) retained the services of the investment banking division of Robert W. Baird & Co., Incorporated, as its financial advisor in 2003. In addition, Robert W. Baird & Co. Incorporated was one of the managing underwriters in the initial public offering of our class A common stock. In 2003, we paid Robert W. Baird & Co., Incorporated $5,738,450 for underwriting discounts and commissions in connection with our initial public offering as well as $1,949,972 in customary fees in its capacity as our financial advisor in connection with the permanent capital transaction and $45,039 in expenses in connection with the same. Ms. Stanek receives no additional compensation or incentive payments as a result of Robert W. Baird & Co., Incorporated’s work for us.

Other

        In 2003, we and some of our subsidiaries purchased various marketing and promotional materials from SalesSmith Inc. through various transactions aggregating a total of approximately $85,000. SalesSmith Inc. is 100% owned by Matthew and Marycaye Smith, who are the brother and the sister-in-law of Steven J. Smith, our Chairman and Chief Executive Officer.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires certain of our executive officers, directors and persons who beneficially own more than 10% of our common stock to file reports of changes in ownership of our common stock with the SEC. Those people are required by SEC regulations to furnish us with copies of all Section 16(a) forms which they file. Except as noted below, to our knowledge, all of those people complied with all Section 16(a) filing requirements in 2003.

        Messrs. Drury, Forbes and Peirce and Ms. Stanek, each a non-employee director, did not timely file Forms 4 relating to the grant of options to purchase 5,000 shares of class B-2 common stock and grants of 1,500 shares of restricted stock granted to each of them on October 23, 2003 pursuant to the terms of our 2003 Equity Incentive Plan. The required reports were subsequently filed by each director on November 7, 2003.

Code of Ethics

        The Nominating and Corporate Governance Committee has recommended to the Board, and the Board has adopted, a Code of Ethics as that term is defined pursuant to Item 406(b) of Regulation S-K that applies to our Chief Executive Officer and senior financial and accounting officers and employees. If you would like to receive a copy of our Code of Ethics, please write to Paul E. Kritzer, Vice President and Secretary, Journal Communications, Inc., P.O. Box 661, Milwaukee, Wisconsin 53201-0661, and we will provide you with a copy free of charge.

Miscellaneous

        We will bear the cost of soliciting proxies. We do not anticipate that we will retain anyone to solicit proxies or that we will pay compensation to anyone for that purpose.

        A shareholder who intends to present a proposal at, and have the proposal included in our proxy statement for, an annual meeting of shareholders must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. In order to comply with such rule, proposals submitted for the 2005 annual meeting must be received by us by no later than November 19, 2005 (assuming a meeting date in late April 2005). A shareholder who intends to present a proposal at an annual meeting (including nominating persons for election as directors) but does not intend to have the proposal included in our proxy statement for such meeting must comply with the requirements set forth in our bylaws and discussed above under “Proposal One: Election of Directors – Board Meetings and Committees – Nominating and Corporate Governance Committee.” Under our bylaws, if we do not receive such notice prior to December 31, 2004 (assuming a meeting date before May 1, 2005), then the notice will be considered untimely and we will not be required to present such proposal at the 2005 annual meeting. If our Board chooses to present such proposal at the 2005 annual meeting, then the persons named in proxies solicited by the board of directors for the 2005 annual meeting may exercise discretionary voting power with respect to such proposal.

        Pursuant to the rules of the SEC, services that deliver our communications to shareholders that hold their stock through a bank, broker or other holder of record may deliver to multiple shareholders sharing the same address a single copy of our annual report to shareholders and proxy statement. Upon written or oral request, we will promptly deliver a separate copy of the annual report to shareholders and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered. Shareholders may notify us of their requests by calling or writing Paul E. Kritzer, Vice President and Secretary, Journal Communications, Inc., P.O. Box 661, Milwaukee, Wisconsin 53201-0661, phone number (414) 224-2374.

        If you would like to receive a copy of our 2003 Annual Report on Form 10-K (without exhibits), please write to Paul E. Kritzer, Vice President and Secretary, Journal Communications, Inc., P.O. Box 661, Milwaukee, Wisconsin 53201-0661, and we will provide you with a copy free of charge.

JOURNAL COMMUNICATIONS, INC.
Paul E. Kritzer
Vice President and Secretary

Milwaukee, Wisconsin
March 19, 2004

DIRECTIONS TO JOURNAL COMMUNICATIONS, INC. 2004 ANNUAL MEETING OF SHAREHOLDERS

9:00 a.m. central time, Thursday, April 29, 2004, at the Hyatt Regency Milwaukee, 333 West Kilbourn Avenue, Milwaukee, Wisconsin 53203.

[MAP]

From Milwaukee’s Mitchell International Airport: Travel north to downtown Milwaukee on Interstate Highway 43. On the bridge approaching downtown, take the center lane to I-43 north to Green Bay. At the end of that ramp, take the right lane to the first exit, the Civic Center / Kilbourn Avenue Tunnel. At the end of the tunnel, continue straight on Kilbourn Avenue. Proceed one long block to the hotel, on your right.

Appendix A

Journal Communications, Inc.
Director Independence Standards

        A director shall be determined to be independent by the Board if the director satisfies the standards set forth below and, with respect to any relationship between the director and Journal Communications or it subsidiaries not covered by the standards set forth below, the independent directors of the Board make the affirmative determination that such relationship is not material. Members of the Audit Committee shall, in addition to the standards set forth below, be required to meet the requirements of Section 301 of Sarbanes Oxley and the SEC’s Exchange Act Rule 10A-3(b)(1). In the event of the adoption of any new law or regulation applicable to independence for directors or the members of any committee of the board, those requirements shall automatically be incorporated into these standards.

        Employment

	The director has not been employed by Journal Communications in the past 3 years.*

	The director is not and during the past 3 years has not been employed as an executive officer by another company if an executive officer of Journal Communications serves or has served on the compensation committee of that other company.

	The director is not and during the past 3 years has not been affiliated with or employed by a present or former auditor of Journal Communications.

        Family Members

        The director does not have an immediate family member who:

	has been an executive officer of Journal Communications in the past 3 years; or

	is or has been affiliated with or employed by in the past 3 years a present or former auditor of Journal Communications; or

	is or has been in the past 3 years employed as an executive officer by another company if an executive officer of Journal Communications serves or has served on the compensation committee of that other company; or

	has received more than $100,000 per year in direct compensation as an executive employee from Journal Communications in the past 3 years (director fees and pension and other forms of deferred compensation for prior service that are not contingent on continued service are excluded); or

	is an executive officer of another company that, in the past 3 years, made or makes payments to or received or receives payments from Journal Communications in an amount that in any fiscal year exceed the greater of $1 million or 2% of the other company’s consolidated gross revenues; or

	is an executive officer of a non-profit organization to which Journal Communications made contributions in the past 3 years that in any one year exceeded the greater of $1 million or 2% of the non-profit’s consolidated gross revenues.

        “Immediate family member” means a spouse and any child or other family member who shares the director’s home or is financially dependent on the director.

        Consulting Arrangements and Other Compensation

	The director has not received more than $100,000 per year in direct compensation from Journal Communications in the past 3 years. Director fees and pension and other forms of deferred compensation for prior service that are not contingent on continued service are excluded.

	The director has not received from Journal Communications or any executive officer of Journal Communications any personal benefits other than routine business entertainment.

        Loans and Credit Arrangements

	The director does not have any personal loans from Journal Communications.

	The director does not have any other type of credit facility or arrangement with Journal Communications, with the exception of arrangements for the payment of reasonable director expenses in the ordinary course of his or her board service or the purchase of services from Journal Communications on standard terms offered to the general public.

        Business Affiliations

	The director is not an executive officer or employee of another company that, in the past 3 years, made or makes payments to or received or receives payments from Journal Communications in an amount that in any fiscal year exceed the greater of $1 million or 2% of the other company’s consolidated gross revenues.

	The director was not involved in the decision by Journal Communications to select any entity in which the director (or their immediate family member) is an executive officer or partner as a provider of goods or services to Journal Communications and recused themselves from any determination regarding such provider made by the board or any committee of the board.

	The terms of any contract or other arrangement under which goods or services are or were provided to Journal Communications and any entity in which the director (or their immediate family member) is an executive officer or partner were determined through an arms-length negotiation; were entered into by Journal Communications in the ordinary course of its business; and are on substantially the same terms as comparable transactions with non-affiliated persons.

        Charitable Affiliations

	The director is not an executive officer of a non-profit organization to which Journal Communications made contributions in the past 3 years that in any one year exceeded the greater of $1 million or 2% of the non-profit’s consolidated gross revenues.

*A 1-year period may be used in the place of each 3-year period for the first annual board independence review conducted after January 1, 2004.

Appendix B

JOURNAL COMMUNICATIONS, INC.

Audit Committee Charter

Adopted by the Board of Directors on September 3, 2003

The Audit Committee of the Board of Directors (the “Board”) of Journal Communications, Inc. (the “Company”), will have the purpose, responsibilities, authority and specific duties as described below.

Purpose

The purposes of the Audit Committee include assisting the Board in fulfilling its oversight responsibilities with respect to (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications and independence; and (iv) the performance of the Company’s internal audit function and independent auditors. The Audit Committee shall also prepare the report required by the Securities and Exchange Commission’s (the “SEC”) proxy rules to be included in the Company’s annual proxy statement. The Audit Committee also provides an avenue for communication between internal audit, the independent auditors, financial management and the Board. The Audit Committee should have a clear understanding with the independent auditors that they must maintain an open and transparent relationship with the Audit Committee, and that the ultimate accountability of the independent auditors is to the Board and the Audit Committee.

Composition

The Audit Committee shall be comprised of three or more members, including the chair, all of whom shall meet the independence and other applicable requirements of the New York Stock Exchange (“NYSE”), as and when necessary. All members of the Audit Committee shall have sufficient financial experience and ability to enable them to discharge their responsibilities, and at least one member shall be an “audit committee financial expert” as defined by the rules and regulations of the SEC. Members of the Audit Committee shall not simultaneously serve on audit committees of more than two other public companies without the prior consent of the Board. The Board will appoint the members of the Audit Committee, and will select the chair, annually at the Board meeting following the Annual Shareholders’ Meeting, or as necessary to fill vacancies, on the recommendation of the Company’s Nominating and Corporate Governance Committee. In the event that the Audit Committee chair is unable to serve as chair for a specific meeting, he or she shall designate one of the Audit Committee members to preside. Members of the Audit Committee may be removed only by the affirmative vote of a majority of the Board.

Responsibilities

The Audit Committee is a standing committee of the Board. The Audit Committee may delegate authority to grant preapprovals of audit and permitted non-audit services to one or more of its members, provided that decisions of such member or members to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting. Except as specified in the previous sentence, the Audit Committee shall have no authority to delegate its responsibilities and duties to management or a subcommittee of the Audit Committee. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

The Audit Committee shall have the sole authority to retain and terminate the Company’s independent auditors. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Audit Committee.

The Audit Committee shall also pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any advisors retained by the Audit Committee.

Except as expressly provided in this Charter, the Company’s bylaws or the rules of the NYSE or SEC, the Audit Committee may establish its own rules of procedure.

In carrying out its responsibilities, the Audit Committee will:

Review Procedures

•	Review and discuss with management and the independent auditors the Company’s annual audited financial statements, related footnotes and financial information, and the independent auditors’ report thereon, including disclosures made in management’s discussion and analysis, contained in the Company’s Form 10-K and annual report to shareholders prior to the filing or distribution thereof. As part of the review process, the Audit Committee will recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

•	Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements and any major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

•	Review with the independent auditors and, as appropriate, management, any significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit, including management’s response. Discuss any restrictions on the scope of the independent auditor’s activities and the cooperation received by the independent auditors during their audit, including access to all requested records, data and information. Inquire of the independent auditors whether there have been any disagreements with management, which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company’s financial statements.

•	Review communications as required to be communicated by the independent auditors by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Receive a written communication provided by the independent auditors concerning their judgment about the quality of the Company’s accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management’s representation concerning audit adjustments.

•	Meet separately and on a periodic basis with management, the internal auditors and the independent auditors.

•	Review and discuss with management and the independent auditors the quarterly and annual earnings press releases (including a review of any use of “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

•	Review and discuss with management and the independent auditors the Company’s Form 10-Q, interim financial statements, related footnotes and financial information contained therein, including disclosures made in management’s discussion and analysis as well as the results of the independent auditors’ review of the quarterly financial statements.

•	Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures, including the Company’s risk assessment and risk management guidelines and policies. Review significant findings prepared by the independent auditors and the internal auditing department together with management’s responses.

•	Discuss with management and the independent auditors the effect of accounting and regulatory initiatives as well as off-balance sheet structures, if any, on the Company’s financial statements.

•	Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q regarding (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

•	At least annually, or more often as determined necessary by the Audit Committee, meet with representatives of the Company’s Disclosure Committee to review the Company’s disclosure controls and procedures.

•	Review and reassess the adequacy of this Charter annually in consultation with the Nominating and Corporate Governance Committee. In the event the Audit Committee determines that changes to this Charter are necessary or appropriate, submit the Charter to the Board for approval. Have the Charter published in the proxy statement in accordance with SEC regulations.

•	On a quarterly basis, meet with the independent auditors to review:

•	All critical accounting policies and practices to be used;

•	All alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and

•	Other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

Independent Auditors

•	Review the performance of the independent auditors, including an evaluation of the lead (or coordinating) audit partner.

•	Review the scope and general extent of the independent auditors’ annual audit. The Audit Committee’s review should include an explanation from the independent auditors of the factors considered by the auditors in determining the audit scope, including the major risk factors.

•	Discuss with the independent auditors their judgements about the quality, not just the acceptability, of the Company’s accounting principles used in financial reporting.

•	Inquire as to the independence of the independent auditors and obtain from the independent auditors, at least annually, a formal written statement delineating all relationships between the independent auditors and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

•	Obtain and review at least annually a formal written report from the independent auditors describing: the auditing firm’s internal quality-control procedures; any material issues raised within the preceding five years by the auditing firm’s internal quality-control reviews, by peer reviews of the firm, or by any governmental or other inquiry or investigation relating to any audit conducted by the firm. The Audit Committee will also review steps taken by the auditing firm to address any findings in any of the foregoing reviews. In order to assess auditor independence, the Audit Committee will review at least annually all relationships between the independent auditors and the Company. The Audit Committee shall present its conclusions with respect to the independent auditors to the Board.

•	Have a predetermined arrangement with the independent auditors that they will advise the Audit Committee through its chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-Q. Also receive a confirmation provided by the independent auditors at the end of each of the first three quarters of the year that they have nothing to report to the Audit Committee, if that is the case, or the written enumeration of required reporting issues.

•	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself.

•	Set clear policies for the hiring by the Company of employees or former employees of the independent auditors who participated in any capacity in the audit of the Company.

Other

•	After preparation by management and review by internal audit and independent auditors, approve the report required under SEC rules to be included in the Company’s annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

•	Review all legal confirmation letters received. Obtain an oral report(s), at least annually, from the Company’s general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Discuss with the independent auditors the quality of the Company's financial and accounting personnel.

•	Elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs.

•	Review and approve the internal corporate audit staff functions, including: (i) purpose, authority and organizational reporting lines; (ii) annual audit plan, budget and staffing; and (iii) the appointment and replacement of the senior internal audit executive.

•	Review significant reports prepared by the internal audit department together with management’s response and follow-up to those reports.

•	Review with management, internal audit and the independent auditors the methods used to establish and monitor the Company’s policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

•	Obtain assurance that the independent auditors have not discovered or become aware of information indicating any illegal act by the Company requiring a report of action under Section 10(A)(b) of the Exchange Act.

•	Discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

•	Review with management, internal audit and the independent auditors any implications arising from the annual audits of the Journal Communications, Inc. Investment Savings Plan (ISP), Journal Communications, Inc. Employees’ Pension Plan (Pension Plan), and the Journal Communications, Inc. Employees’ Welfare Benefit Master Plan and Trust (VEBA Plan) that may affect the Company’s financial statements.

•	The Audit Committee shall maintain minutes of meetings and activities of the Audit Committee. The Audit Committee shall promptly make available the minutes of all meetings of the Audit Committee to the Board and report the Audit Committee’s activities to the Board at the Board’s meeting next following each Audit Committee meeting (including reporting and reviewing any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors and the performance of the internal audit function) so that the Board is kept fully informed of the Audit Committee’s activities on a current basis.

•	From time to time as the Audit Committee determines it to be necessary or appropriate, conduct such reviews, investigations and surveys as the Audit Committee may consider necessary or appropriate in the exercise of its duties and responsibilities.

•	On an annual basis, the Board will conduct an assessment of the Audit Committee’s performance during the previous year. In addition, from time to time as it deems necessary or appropriate, the Audit Committee may conduct a similar self-assessment. The purpose of these assessments is to increase the effectiveness of the Audit Committee and its members. Compliance with the responsibilities listed in this Charter shall form the principal criteria for such assessments, as well as such other factors and circumstances as are determined appropriate by the Audit Committee or the Board.

Meetings

The Audit Committee shall meet at least quarterly, or more frequently as circumstances dictate. Any member of the Audit Committee may call meetings of the Audit Committee. The Audit Committee is to meet in separate executive sessions with the chief financial officer, independent auditors and internal audit at least once each year and at other times when considered appropriate. A simple majority of the Audit Committee shall constitute a quorum for the transaction of business.

Appendix C

PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION TO ALLOW TRANSFERS
OF CLASS B COMMON STOCK DIRECTLY TO CERTAIN CHARITIES

        The proposed amendment to Paragraph A(18) of Article 2 of the articles of incorporation is included below, marked by double underscore. Deletions caused by the proposed amendment are indicated by overstriking.

        (18)   “Employee-Eligible Transferee” shall mean (a) a trust for the benefit of individual beneficiaries or (b) any organization described in Section 501(c)(3) of the Code (a “Section 501(c)(3) Organization”).

Appendix D

PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION TO PROVIDE THAT CLASS B COMMON STOCK HELD BY CERTAIN CHARITIES WILL AUTOMATICALLY CONVERT INTO CLASS A COMMON STOCK UPON EXPIRATION OF THE APPLICABLE PUBLIC SALE RESTRICTION PERIOD AND THAT, WITH RESPECT TO TRANSFERS TO SUCH CHARITIES THAT OCCUR AFTER EXPIRATION OF THE APPLICABLE PUBLIC SALE RESTRICTION PERIOD, EACH SHARE OF CLASS B COMMON STOCK WILL AUTOMATICALLY CONVERT INTO ONE SHARE OF CLASS A COMMON STOCK IMMEDIATELY PRIOR TO SUCH TRANSFER

        The proposed amendment to Paragraph C(2)(e) of Article 2 of the articles of incorporation adding a new clause (v) is included below, marked by double underscore.

(e) Automatic Conversion.

(i) When the number of outstanding shares of Class B Common Stock falls below eight percent (8%) of the aggregate number of shares of Class A Common Stock, Class B Common Stock and Class C Common Stock then outstanding, the then outstanding shares of Class B Common Stock shall be and be deemed to be, without further deed or act on the part of any Holder, immediately and automatically converted into a like number of shares of Class A Common Stock, and stock certificates, if any, formerly representing outstanding shares of Class B Common Stock shall thereupon and thereafter be deemed to represent a like number of shares of Class A Common Stock.

(ii) Each share of Class B Common Stock that is Transferred to the underwriters in the Initial Public Offering shall be and be deemed to be, immediately upon purchase by the underwriters, without further deed or act on the part of any Holder, automatically converted into one share of Class A Common Stock, and stock certificates, if any, formerly representing such outstanding share of Class B Common Stock shall thereupon and thereafter be deemed to represent one share of Class A Common Stock.

(iii) Each share of Class B Common Stock that is Transferred to the designated purchaser (other than the Corporation) in a tender offer or exchange offer that is subject to Section 13(e) or Section 14(d) of the Securities Exchange Act of 1934, as amended (or successor provision), which tender offer or exchange offer is approved by the Board of Directors of the Corporation, shall be and be deemed to be, immediately upon purchase by the designated purchaser, without further deed or act on the part of any Holder, automatically converted into one share of Class A Common Stock, and stock certificates, if any, formerly representing such outstanding share of Class B Common Stock shall thereupon and thereafter be deemed to represent one share of Class A Common Stock.

(iv) Each share of Class B Common Stock that was owned by a Holder immediately prior to such Holder’s death shall, on the one hundred twentieth (120th) day following the date of such Holder’s death, be and be deemed to be, without further deed or act on the part of any Holder, automatically converted into one share of Class A Common Stock, and stock certificates, if any, formerly representing such outstanding share of Class B Common Stock shall thereupon and thereafter be deemed to represent one share of Class A Common Stock; provided, however, that such share shall not be so converted if, at any time commencing upon the date of such Holder’s death and ending upon the close of business on the one hundred nineteenth (119th) day following the date of such Holder’s death, such Holder’s beneficiary or estate delivers a Voluntary Transfer/Conversion Notice (that does not state therein a Minimum Price) to the Transfer Agent requesting sale or conversion of such shares of Class B Common Stock, which submission shall constitute an Option Event in accordance with Paragraph (D)(1)(a) of this Article 2.

(v) Each share of Class B Common Stock that is Transferred to a Section 501(c)(3) Organization pursuant to clause (b) of Paragraph A(18) of this Article 2 prior to expiration of the applicable Public Sale Restriction Period shall, upon expiration of the applicable Public Sale Restriction Period, be and be deemed to be, without further deed or act on the part of any Holder, automatically converted into one share of Class A Common Stock, and stock certificates, if any, formerly representing such outstanding share of Class B Common Stock shall thereupon and thereafter be deemed to represent one share of Class A Common Stock; and each share of Class B Common Stock that is the subject of an attempted Transfer to a Section 501(c)(3) Organization pursuant to clause (b) of Paragraph A(18) of this Article 2 after expiration of the applicable Public Sale Restriction Period shall be and be deemed to be, without further deed or act on the part of any Holder, automatically converted into one share of Class A Common Stock immediately prior to the time that, absent the provisions of this Paragraph C(2)(e)(v), such Transfer would have become effective, and such share of Class A Common Stock shall be Transferred to the Section 501(c)(3) Organization immediately following the conversion, and stock certificates, if any, formerly representing such outstanding share of Class B Common Stock shall upon such conversion and thereafter be deemed to represent one share of Class A Common Stock.

Appendix E

PROXY - CLASS A COMMON STOCK	PROXY - CLASS A COMMON STOCK

JOURNAL COMMUNICATIONS, INC.

2004 ANNUAL MEETING OF SHAREHOLDERS

This proxy is solicited on behalf of Journal Communications, Inc.‘s Board of Directors.

The undersigned appoints Steven J. Smith and Douglas G. Kiel, and each of them, each with full power to act without the other, and each with full power of substitution, as Proxies to vote (1) all of the shares of Class A Common Stock of Journal Communications, Inc. held of record by the undersigned as of the close of business on March 2, 2004 at the 2004 Annual Meeting of Shareholders, to be held on April 29, 2004, or any adjournment or postponement thereof. The undersigned also acknowledges receipt of the 2003 Annual Report to Shareholders, the Notice of the Annual Meeting and the Proxy Statement. The undersigned hereby revokes any other proxy executed previously for the 2004 Annual Meeting of Shareholders.

This Proxy, when properly executed, will be voted in the manner the undersigned shareholder directs on the reverse side of this card. If you sign and return this Proxy but do not specify otherwise, this Proxy will be voted FOR each of the proposals listed on the reverse side of this card. Therefore, to direct a vote FOR each of the proposals, you need not mark any box. Simply sign, date and return this Proxy.

If this Proxy is not returned, or if you do not vote via the telephone or the Internet, then the shares of Journal Communications, Inc. Class A Common Stock you own will not be voted.

Please be sure to sign on the reverse side of this card exactly as your name appears next to the signature line.

Shares of Class A Common Stock are entitled to one vote per share on each matter submitted to shareholders at the Annual Meeting.

PLEASE REFER TO THE REVERSE SIDE TO VOTE AND FOR VOTING INSTRUCTIONS.

PROXY - CLASS A COMMON STOCK	PROXY - CLASS A COMMON STOCK

JOURNAL COMMUNICATIONS, INC.

1.	Election of Directors:

	FOR	WITHHOLD AUTHORITY
Don H. Davis, Jr	[ ]	[ ]
David G. Meissner	[ ]	[ ]

2.	Proposal to approve an amendment to the articles of incorporation to allow transfers of class B common stock directly to certain charities:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.	Proposal to approve an amendment to the articles of incorporation to provide for automatic conversion of class B common stock held by or transferred to certain charities into class A common stock:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Date ____________, 2004

Signature:
PLEASE SIGN NAME EXACTLY AS IT APPEARS TO THE LEFT.

PROXY - CLASS A COMMON STOCK	PROXY - CLASS A COMMON STOCK

VOTING INSTRUCTIONS

        We encourage you to take advantage of the new and convenient ways to vote your shares. If you are voting by proxy, you may vote by mail, telephone or the Internet. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. To vote, please follow these easy steps:

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet	To vote by Mail

•   Call toll free 1-866-580-7647 in
   the United States or Canada any
   time on a touch tone telephone.
   There is NO CHARGE to you for the
   call.

•   Enter your Control Number located
   below followed by the # sign.

•   Follow the simple recorded
   instructions.

Option 1: To vote as the Board of
                 Directors recommend on ALL
                 proposals, press 1. When
                 asked, please confirm your
                 vote by pressing 1.

Option 2: If you choose to vote on
                EACH proposal separately,
                press 2 and follow the
                simple recorded
instructions.	• Go to the following web site: https://www.proxyvotenow.com/jrn. • Enter the information requested on your computer screen and follow the simple instructions.	• Mark, sign and date the proxy card. • Return the proxy card in the postage-paid envelope provided.

YOUR CONTROL NUMBER ______________

IF YOU VOTE BY TELEPHONE OR THE INTERNET, PLEASE DO NOT MAIL BACK THIS PROXY CARD.

PROXIES SUBMITTED BY TELEPHONE OR THE INTERNET MUST BE RECEIVED BY ______ [P.M.] [MIDNIGHT], EASTERN TIME, ON________ ___, 2004, THE DAY BEFORE THE MEETING.

IF YOU ELECT TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENVELOPE PROVIDED.

Appendix F

PROXY - CLASS B COMMON STOCK	PROXY - CLASS B COMMON STOCK

JOURNAL COMMUNICATIONS, INC.

2004 ANNUAL MEETING OF SHAREHOLDERS

This proxy is solicited on behalf of Journal Communications, Inc.‘s Board of Directors.

The undersigned appoints Steven J. Smith and Douglas G. Kiel, and each of them, each with full power to act without the other, and each with full power of substitution, as Proxies to vote (1) all of the shares of Class B Common Stock of Journal Communications, Inc. held of record by the undersigned as of the close of business on March 2, 2004 at the 2004 Annual Meeting of Shareholders, to be held on April 29, 2004, or any adjournment or postponement thereof. The undersigned also acknowledges receipt of the 2003 Annual Report to Shareholders, the Notice of the Annual Meeting and the Proxy Statement. The undersigned hereby revokes any other proxy executed previously for the 2004 Annual Meeting of Shareholders.

This Proxy, when properly executed, will be voted in the manner the undersigned shareholder directs on the reverse side of this card. If you sign and return this Proxy but do not specify otherwise, this Proxy will be voted FOR each of the proposals listed on the reverse side of this card. Therefore, to direct a vote FOR each of the proposals, you need not mark any box. Simply sign, date and return this Proxy.

If this Proxy is not returned, or if you do not vote via the telephone or the Internet, then the shares of Journal Communications, Inc. Class B Common Stock you own will not be voted.

Please be sure to sign on the reverse side of this card exactly as your name appears next to the signature line.

Shares of Class B Common Stock are entitled to ten votes per share on each matter submitted to shareholders at the Annual Meeting.

PLEASE REFER TO THE REVERSE SIDE TO VOTE AND FOR VOTING INSTRUCTIONS.

PROXY - CLASS B COMMON STOCK	PROXY - CLASS B COMMON STOCK

JOURNAL COMMUNICATIONS, INC.

1.	Election of Directors:

	FOR	WITHHOLD AUTHORITY
Don H. Davis, Jr	[ ]	[ ]
David G. Meissner	[ ]	[ ]

2.	Proposal to approve an amendment to the articles of incorporation to allow transfers of class B common stock directly to certain charities:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.	Proposal to approve an amendment to the articles of incorporation to provide for automatic conversion of class B common stock held by or transferred to certain charities into class A common stock:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Date ____________, 2004

Signature:
PLEASE SIGN NAME EXACTLY AS IT APPEARS TO THE LEFT.

PROXY - CLASS B COMMON STOCK	PROXY - CLASS B COMMON STOCK

VOTING INSTRUCTIONS

        We encourage you to take advantage of the new and convenient ways to vote your shares. If you are voting by proxy, you may vote by mail, telephone or the Internet. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. To vote, please follow these easy steps:

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet	To vote by Mail

•   Call toll free 1-866-580-7647 in
   the United States or Canada any
   time on a touch tone telephone.
   There is NO CHARGE to you for the
   call.

•   Enter your Control Number located
   below followed by the # sign.

•   Follow the simple recorded
   instructions.

Option 1: To vote as the Board of
                 Directors recommend on ALL
                 proposals, press 1. When
                 asked, please confirm your
                 vote by pressing 1.

Option 2: If you choose to vote on
                EACH proposal separately,
                press 2 and follow the
                simple recorded
instructions.	• Go to the following web site: https://www.proxyvotenow.com/jrn. • Enter the information requested on your computer screen and follow the simple instructions.	• Mark, sign and date the proxy card. • Return the proxy card in the postage-paid envelope provided.

YOUR CONTROL NUMBER ______________

IF YOU VOTE BY TELEPHONE OR THE INTERNET, PLEASE DO NOT MAIL BACK THIS PROXY CARD.

PROXIES SUBMITTED BY TELEPHONE OR THE INTERNET MUST BE RECEIVED BY ______ [P.M.] [MIDNIGHT], EASTERN TIME, ON________ ___, 2004, THE DAY BEFORE THE MEETING.

IF YOU ELECT TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENVELOPE PROVIDED.

Appendix G

PROXY - CLASS C COMMON STOCK	PROXY - CLASS C COMMON STOCK

JOURNAL COMMUNICATIONS, INC.

2004 ANNUAL MEETING OF SHAREHOLDERS

This proxy is solicited on behalf of Journal Communications, Inc.‘s Board of Directors.

The undersigned appoints Steven J. Smith and Douglas G. Kiel, and each of them, each with full power to act without the other, and each with full power of substitution, as Proxies to vote (1) all of the shares of Class C Common Stock of Journal Communications, Inc. held of record by the undersigned as of the close of business on March 2, 2004 at the 2004 Annual Meeting of Shareholders, to be held on April 29, 2004, or any adjournment or postponement thereof. The undersigned also acknowledges receipt of the 2003 Annual Report to Shareholders, the Notice of the Annual Meeting and the Proxy Statement. The undersigned hereby revokes any other proxy executed previously for the 2004 Annual Meeting of Shareholders.

This Proxy, when properly executed, will be voted in the manner the undersigned shareholder directs on the reverse side of this card. If you sign and return this Proxy but do not specify otherwise, this Proxy will be voted FOR each of the proposals listed on the reverse side of this card. Therefore, to direct a vote FOR each of the proposals, you need not mark any box. Simply sign, date and return this Proxy.

If this Proxy is not returned, or if you do not vote via the telephone or the Internet, then the shares of Journal Communications, Inc. Class C Common Stock you own will not be voted.

Please be sure to sign on the reverse side of this card exactly as your name appears next to the signature line.

Shares of Class C Common Stock are entitled to two votes per share on each matter submitted to shareholders at the Annual Meeting.

PLEASE REFER TO THE REVERSE SIDE TO VOTE AND FOR VOTING INSTRUCTIONS.

PROXY - CLASS C COMMON STOCK	PROXY - CLASS C COMMON STOCK

JOURNAL COMMUNICATIONS, INC.

1.	Election of Directors:

	FOR	WITHHOLD AUTHORITY
Don H. Davis, Jr	[ ]	[ ]
David G. Meissner	[ ]	[ ]

2.	Proposal to approve an amendment to the articles of incorporation to allow transfers of class B common stock directly to certain charities:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.	Proposal to approve an amendment to the articles of incorporation to provide for automatic conversion of class B common stock held by or transferred to certain charities into class A common stock:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Date ____________, 2004

Signature:
PLEASE SIGN NAME EXACTLY AS IT APPEARS TO THE LEFT.

PROXY - CLASS C COMMON STOCK	PROXY - CLASS C COMMON STOCK

VOTING INSTRUCTIONS

        We encourage you to take advantage of the new and convenient ways to vote your shares. If you are voting by proxy, you may vote by mail, telephone or the Internet. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. To vote, please follow these easy steps:

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet	To vote by Mail

•   Call toll free 1-866-580-7647 in
   the United States or Canada any
   time on a touch tone telephone.
   There is NO CHARGE to you for the
   call.

•   Enter your Control Number located
   below followed by the # sign.

•   Follow the simple recorded
   instructions.

Option 1: To vote as the Board of
                 Directors recommend on ALL
                 proposals, press 1. When
                 asked, please confirm your
                 vote by pressing 1.

Option 2: If you choose to vote on
                EACH proposal separately,
                press 2 and follow the
                simple recorded
instructions.	• Go to the following web site: https://www.proxyvotenow.com/jrn. • Enter the information requested on your computer screen and follow the simple instructions.	• Mark, sign and date the proxy card. • Return the proxy card in the postage-paid envelope provided.

YOUR CONTROL NUMBER ______________

IF YOU VOTE BY TELEPHONE OR THE INTERNET, PLEASE DO NOT MAIL BACK THIS PROXY CARD.

PROXIES SUBMITTED BY TELEPHONE OR THE INTERNET MUST BE RECEIVED BY ______ [P.M.] [MIDNIGHT], EASTERN TIME, ON________ ___, 2004, THE DAY BEFORE THE MEETING.

IF YOU ELECT TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENVELOPE PROVIDED.